Exhibit 99.1

News Release

6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Vice President, Investor Relations

(301) 581-5717

Coventry Health Care Reports Record Fourth Quarter Earnings of $0.97 per Diluted Share

Revises 2007 Diluted EPS Guidance Range to $3.85 to $3.95

Bethesda, Maryland (February 9, 2007) — Coventry Health Care, Inc. (NYSE: CVH) today reported operating results for the quarter ended December 31, 2006. Operating revenues totaled $1.94 billion for the quarter with net earnings of $156.1 million, or $0.97 per diluted share. For the year ended December 31, 2006, total revenues were $7.73 billion with net earnings of $560.0 million, or $3.47 per diluted share.

“I am pleased to report another strong quarter of financial results to complete 2006,” said Dale B. Wolf, chief executive officer of Coventry. “During the year, our health plans continued to perform at a high level, our Medicare business has expanded meaningfully and we successfully completed the integration of First Health. We have realigned our Company with a focus on positioning our well-diversified businesses for continued growth and new opportunities in 2007 and beyond.”

Additionally, on February 8th Coventry announced that it had entered into a definitive agreement to acquire Concentra’s workers’ compensation managed care services businesses for $387.5 million in an all-cash transaction. As this transaction is not expected to close for 90 to 180 days, the financial impact has been excluded from all 2007 guidance elements.

Fourth Quarter Highlights

•	GAAP diluted EPS growth of 26.0% over the prior year quarter
•	Revenues up 12.9% over the prior year quarter
•	Consolidated operating margin of 11.7%
•	Medicare Part D membership of 687,000
•	GAAP cash flows from operations of $315.9 million or 202% of net income, including the impact of stand-alone Medicare Part D as detailed on page 8.

Full Year 2006 Highlights

•	Revenues up 17.0% over the prior year
•	Consolidated operating margin of 10.9%
•	GAAP cash flows from operations of $1,066.5 million or 190% of net income, including the impact of stand-alone Medicare Part D as detailed on page 8.
•	Share repurchase of 4.6 million shares

Fourth Quarter Operating Highlights

•	Health Plan Membership. As of December 31, 2006, Coventry had total health plan membership of 2.52 million members, an increase of 6,000 members from the prior quarter.

•

Health Plan Insured Commercial Trends. Commercial premium yields showed a favorable price-to-cost spread in the fourth quarter. Reported commercial yields rose to $262.72 PMPM (per member per month) in the quarter, an increase of 4.3% over the prior year quarter. Reported commercial medical expense was $203.10 PMPM in the quarter, an increase of 4.2% over the prior year quarter.

•

Health Plan Medical Loss Ratio (MLR). Health plan MLR was 78.3%, a 50 basis point improvement over the prior year quarter. Commercial MLR of 77.3% improved 10 basis points, Medicare MLR of 75.4% improved 350 basis points, and Medicaid MLR of 87.4% was consistent with the prior year quarter.

•	Selling, General & Administrative (SG&A) Expenses. Consolidated SG&A expenses were 18.3% of operating revenues for the quarter, an improvement of 100 basis points from the prior year quarter.

•

Stand-Alone Medicare Part D(1). Medicare Part D contributed GAAP earnings of $0.16 per diluted share for the fourth quarter. As of December 31, 2006, Coventry had Part D membership of 687,000 members. Total Part D revenue for the quarter was $165.6 million, including a reduction to revenue of ($48.3) million for CMS risk-sharing adjustments and ($8.6) million for revenue ceded to insurance company distribution partners. Premium yield, excluding the effect of CMS risk-sharing adjustments and ceded revenue, was $107.75 PMPM for the quarter.

•

Balance Sheet. Health plan net accounts receivable of $99.7 million represent 5.8 days of sales outstanding (DSO). Health plan reserves remain stable with days in claims payable (DCP) for the quarter of 55.0, down 1.0 days from the prior quarter and down 0.6 days from the prior year quarter.

(1)	Represents the Medicare Part D Prescription Drug Plan and excludes the health plan Medicare Advantage business.

Consolidated Guidance Details

Q1 2007 Guidance

•	Total revenues of $2.10 billion to $2.30 billion
•	Earnings per share (EPS) on a diluted basis of $0.75 to $0.77
•	Includes a ($0.04) charge for debt refinancing
•	Includes seasonal impact of Medicare Part D

2007 Full Year Guidance

•	Medicare Private-Fee-For-Service membership of 90,000 to 100,000 by year-end
•	Risk revenues of $7.90 billion to $8.15 billion
•	Management services revenues of $860.0 million to $880.0 million
•	Consolidated revenues of $8.76 billion to $9.03 billion
•	Consolidated medical loss ratio (MLR%) of 79.6% to 80.0%
•	Consolidated selling, general, and administrative expenses (SG&A) of $1.42 billion to $1.44 billion
•	Depreciation and amortization expense of $118.0 million to $124.0 million
•	Investment income of $110.0 million to $120.0 million
•	Interest expense of $60.0 million to $63.0 million
•	Includes a charge for debt refinancing
•	Tax rate of 37.8% to 38.2%
•	Diluted share count of 157.0 million to 159.0 million shares
•	Earnings per share (EPS) on a diluted basis of $3.85 to $3.95

Mr. Wolf will host a conference call at 8:30 a.m. ET on Friday, February 9, 2007. To listen to the call, dial toll-free at (800) 289-0569 or, for international callers, (913) 981-5542. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.cvty.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission (SEC). A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 2409040.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties, including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2005 and Coventry’s Form 10-Q for the quarter ended September 30, 2006. Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care is a national managed health care company based in Bethesda, Maryland operating health plans, insurance companies, network rental, managed care and workers’ compensation services companies. Coventry provides a full range of risk and fee-based managed care products and services, including HMO, PPO, POS, Medicare Advantage, Medicare Prescription Drug Plans, Medicaid, Workers’ Compensation services and Network Rental to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators in all 50 states as well as the District of Columbia and Puerto Rico. More information is available on the Internet at www.cvty.com.

COVENTRY HEALTH CARE, INC.

HEALTH PLAN MEMBERSHIP

(Amounts in thousands)

	December 31,	September 30,	December 31,
	2006	2006	2005

Health Plan Membership By Market:
Delaware	148	145	119
Georgia	102	96	78
Illinois	103	103	93
Iowa	60	63	67
Kansas	227	222	218
Louisiana	55	55	64
Michigan	58	58	61
Nebraska	63	63	54
North Carolina	117	114	133
Pennsylvania	683	690	739
St. Louis	432	434	449
Utah	222	220	208
Virginia	177	178	181
West Virginia	77	77	82
Total Health Plans	2,524	2,518	2,546

Membership By Product:

Fully-Insured:
Commercial	1,450	1,451	1,486
Medicare Advantage	80	79	75
Medicaid	373	373	393
Total Fully-Insured	1,903	1,903	1,954

Administrative Services Only	621	615	592

Total Health Plan Membership	2,524	2,518	2,546
Stand-Alone Medicare Part D Membership	687	687	-

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	Quarters Ended		Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
	(unaudited)	(unaudited)	(unaudited)
Operating revenues:
Managed care premiums	$ 1,723,890	$ 1,481,848	$ 6,857,301	$ 5,728,162
Management services	217,104	237,052	876,455	883,084
Total operating revenues	1,940,994	1,718,900	7,733,756	6,611,246

Operating expenses:
Medical costs	1,328,668	1,166,289	5,439,964	4,550,871
Selling, general, administrative	355,356	331,013	1,339,522	1,182,381
Depreciation and amortization	29,556	25,734	113,267	86,176
Total operating expenses	1,713,580	1,523,036	6,892,753	5,819,428

Operating earnings	227,414	195,864	841,003	791,818
Operating earnings percentage of total revenues	11.7%	11.4%	10.9%	12.0%

Interest expense	13,125	12,745	52,446	58,414
Other income, net	33,139	18,360	107,791	66,021

Earnings before income taxes	247,428	201,479	896,348	799,425

Provision for income taxes	91,334	75,051	336,303	297,786
Net earnings	$ 156,094	$ 126,428	$ 560,045	$ 501,639

Net earnings per share, basic	$ 0.99	$ 0.79	$ 3.53	$ 3.18
Net earnings per share, diluted	$ 0.97	$ 0.77	$ 3.47	$ 3.10

Weighted average shares outstanding, basic	158,129	160,803	158,601	157,965
Weighted average shares outstanding, diluted	160,513	164,628	161,434	161,716

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	December 31,	September 30,	December 31,
	2006	2006	2005
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,370,836	$1,215,475	$391,646
Short-term investments	292,392	192,105	545,615
Accounts receivable, net	209,180	201,251	228,028
Other receivables, net	164,829	161,459	76,462
Deferred income taxes	59,339	52,152	57,666
Other current assets	37,806	18,696	26,285
Total current assets	2,134,382	1,841,138	1,325,702

Long-term investments	1,130,572	1,107,668	1,125,632
Property and equipment, net	315,105	310,716	351,427
Goodwill	1,620,272	1,628,784	1,612,390
Other intangible assets, net	388,400	397,471	419,352
Other long-term assets	76,376	73,144	60,669
Total assets	$5,665,107	$5,358,921	$4,895,172

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,121,151	$1,071,525	$752,774
Accounts payable and accrued liabilities	460,489	342,890	442,785
Deferred revenue	60,349	83,610	64,668
Current portion of long-term debt	10,000	10,000	10,000
Total current liabilities	1,651,989	1,508,025	1,270,227

Long-term debt	750,500	750,500	760,500
Other long-term liabilities	309,616	324,888	309,742
Total liabilities	2,712,105	2,583,413	2,340,469

Stockholders’ equity	2,953,002	2,775,508	2,554,703

Total liabilities and stockholders’ equity	$5,665,107	$5,358,921	$4,895,172

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(unaudited)

	Quarter Ended	Year Ended
	December 31, 2006	December 31, 2006

Cash flows from operating activities:
Net earnings	$156,094	$560,045
Adjustments to earnings:
Depreciation and amortization	29,556	113,267
Amortization of stock compensation	14,466	55,197
Changes in assets and liabilities:
Accounts receivable, net	(7,929)	21,164
Medical liabilities	49,626	368,377
Accounts payable and accrued liabilities	128,589	64,061
Deferred revenue	(23,261)	(4,319)
Other operating activities	(31,195)	(111,321)
Net cash flows from operating activities	315,946	1,066,471

Cash flows from investing activities:
Capital expenditures, net	(24,897)	(72,573)
(Payments) / proceeds on sales, maturities, and purchases of investments	(135,402)	255,013
Payments for acquisitions, net of cash acquired	(522)	(35,392)
Net cash flows from investing activities	(160,821)	147,048

Cash flows from financing activities:
Proceeds from issuance of stock	822	23,023
Payments for repurchase of stock	(507)	(269,204)
Excess tax (provision) / benefit from stock compensation	(79)	21,852
Repayment of long-term debt	-	(10,000)
Net cash flows from financing activities	236	(234,329)

Net change in cash and cash equivalents for current period	155,361	979,190
Cash and cash equivalents at beginning of period	1,215,475	391,646
Cash and cash equivalents at end of period	$1,370,836	$1,370,836

Cash and Investments:
Cash and cash equivalents	$1,370,836	$1,370,836
Short-term investments	292,392	292,392
Long-term investments	1,130,572	1,130,572
Total cash and investments	$2,793,800	$2,793,800

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$ 116,584(1)	$ 199,362	$ 315,946

Net earnings	$ 26,129	$ 129,965	$ 156,094

GAAP operating cash flows as a percentage of net earnings		153%	202%

(1)

Stand-alone Medicare Part D adjusted operating cash flows include $26.6 million in reinsurance payments received for October through December, net of claims paid subject to reinsurance. Following the final settlement in 2007 related to the 2006 plan year, any remaining balances from reinsurance and other subsidy payments will be returned to CMS.

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$ 348,591(1)	$ 717,880	$ 1,066,471

Net earnings	$ 26,203	$ 533,842	$ 560,045

GAAP operating cash flows as a percentage of net earnings		134%	190%

(1)

Stand-alone Medicare Part D adjusted operating cash flows include $234.7 million in reinsurance payments received for January through December, net of claims paid subject to reinsurance. Following the final settlement in 2007 related to the 2006 plan year, any remaining balances from reinsurance and other subsidy payments will be returned to CMS.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

HEALTH PLAN & MEDICARE PART D

(Unaudited)

HEALTH PLANS	Total 2006	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Total 2005	Total 2004

Revenue PMPM
Commercial	$ 259.52	$ 262.72	$ 261.05	$ 258.43	$ 255.96	$ 246.46	$ 226.59
Medicare	$ 857.28	$ 883.11	$ 855.05	$ 854.85	$ 836.00	$ 765.58	$ 695.96
Medicaid	$ 167.30	$ 169.80	$ 170.90	$ 165.53	$ 163.16	$ 157.52	$ 145.23
Management Fees	$ 16.97	$ 17.77	$ 16.52	$ 16.88	$ 16.72	$ 17.60	$ 17.10

Medical PMPM
Commercial	$ 201.66	$ 203.10	$ 202.29	$ 199.43	$ 201.83	$ 193.37	$ 179.21
Medicare	$ 681.07	$ 665.88	$ 694.50	$ 679.77	$ 684.29	$ 614.55	$ 579.92
Medicaid	$ 143.18	$ 148.35	$ 145.48	$ 142.30	$ 136.81	$ 133.32	$ 126.88

MLR %
Commercial	77.7%	77.3%	77.5%	77.2%	78.9%	78.5%	79.1%
Medicare	79.4%	75.4%	81.2%	79.5%	81.9%	80.3%	83.3%
Medicaid	85.6%	87.4%	85.1%	86.0%	83.9%	84.6%	87.4%
Total	78.9%	78.3%	78.9%	78.6%	79.9%	79.5%	80.5%

SGA % of revenues	11.7%	13.0%	11.0%	11.5%	11.3%	11.4%	11.5%
SGA PMPM	$ 24.11	$ 27.13	$ 22.81	$ 23.64	$ 22.88	$ 22.22	$ 20.81

Claims Statistics
Claims Inventory		141,018	125,601	138,158	148,441	137,413	149,263
Inventory Days on Hand		1.6	1.6	1.7	1.8	1.6	1.6
Total Medical Liabilities (000’s)		$ 719,426	$ 733,550	$ 709,437	$ 742,247	$ 700,066	$ 660,475
Days in Claims Payable		54.97	56.00	53.84	55.17	55.58	55.80

Member Growth
Same Store	(22,000)	6,000	(25,000)	(8,000)	5,000	37,000	64,000
Acquisition	-	-	-	-	-	-	62,000

MEDICARE PART D

Membership		687,000	687,000	663,000	529,000
Revenue PMPM (1)	$ 103.77	$ 107.75	$ 101.87	$ 104.09	$ 100.36
MLR %	84.5%	67.0%	76.7%	93.6%	98.0%

(1) Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to insurance company distribution partners.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

FIRST HEALTH & CONSOLIDATED COVENTRY

(Unaudited)

Total 2006		Q4 2006	Q3 2006	Q2 2006	Q1 2006	Total 2005(2)	Total 2004

FIRST HEALTH

Membership
National Accounts							n/a
On-going accounts		460,000	461,000	481,000	498,000	669,000
Run-out (1)		32,000	39,000	138,000	170,000	90,000
Total National Accounts		492,000	500,000	619,000	668,000	759,000
Mail Handlers		406,000	411,000	419,000	424,000	462,000	n/a

Revenues By Product Line (000s)
National Accounts	$ 113,990	$ 23,976	$ 27,308	$ 29,898	$ 32,808	$ 141,283	n/a
FEHBP	208,177	55,035	49,213	50,509	53,420	204,678	n/a
Network Rental	126,573	31,178	31,400	32,098	31,897	89,442	n/a
Group Health Subtotal	448,740	110,189	107,921	112,505	118,125	435,403	n/a
Medicaid / Public Sector	184,503	46,819	45,983	47,974	43,727	183,197	n/a
Workers’ Compensation	206,220	49,175	51,084	54,536	51,425	193,714	n/a
Specialty Business Subtotal	390,723	95,994	97,067	102,510	95,152	376,911	n/a
Total First Health Revenues	$ 839,463	$ 206,183	$ 204,988	$ 215,015	$ 213,277	$ 812,314	n/a

SGA % of revenues	64.6%	65.6%	64.9%	64.7%	63.2%	64.9%	n/a

CONSOLIDATED COVENTRY

Operating income % of revenues	10.9%	11.7%	11.7%	10.6%	9.4%	12.0%	9.4%

SGA % of revenues	17.3%	18.3%	16.9%	17.1%	16.9%	17.9%	11.5%

Total Debt (millions)		$ 760.5	$ 760.5	$ 760.5	$ 770.5	$ 770.5	$ 170.5

Total Capital		$ 3,713.5	$ 3,536.0	$ 3,350.4	$ 3,310.8	$ 3,325.2	$ 1,382.9

Debt to capital		20.5%	21.5%	22.7%	23.3%	23.2%	12.3%

(1)	Company is still providing services to terminated customers.
(2)	2005 includes First Health results of operations for the period from when the transaction closed on January 28, 2005.